Exhibit 10.127

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A.N.:  130339

AMD_00187225.0

AMENDMENT

Date of Amendment: January 28, 2016

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) is made by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Index:
•	MSCI ACWI Sustainable Impact Index

Or such other indexes as agreed by Licensee and MSCI in writing.

2.

Licensee may use the Index set forth in Section l above solely with respect to the following Licensee fund (the “Impact Investing ETF,” which shall also be a “Fund” as such term is defined in the Agreement):

•	iShares MSCI Global Impact ETF

Or such other names as agreed by Licensee and MSCI in writing.

The Impact Investing ETF shall be an exchange traded index fund listed on a national securities exchange located in the United States.

3.

Licensee shall pay MSCI a * * * * * * * * * license fee based on * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *, which fee shall be calculated and payable on a * * * * * * * * * * * * * * *. The * * * * * * * * * license fee shall be calculated * * * * * * * ** * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *, as follows:

************************
***********************************************************************

“Expense Ratio” shall mean the * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * when dividing * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ** * * * * * * * * * * * * * * * *.

Notwithstanding anything to the contrary contained herein, if the Fund * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * or if the Fund’s * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * or if the Fund

A.N.:  130339

AMD_00187225.0

has an * * * * * * * * * * * * * * * * * * * * *, the * * * * * * * * * licensee fee for the Fund shall * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *.

4.	Special Conditions:
a.

To the extent that this Amendment conflicts with the Agreement, this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.

MSCI may terminate this Amendment with respect to Index set forth in Section I if, within one (1) year of the date of this Amendment, Licensee does not list the Impact Investing ETF that is based on such Index.

c.

If Licensee delists the Impact Investing ETF or changes the underlying index for the Impact Investing ETF, Licensee’s right to use the Index set forth in Section 1 with respect to the Impact Investing ETF shall automatically and immediately terminate.

d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.
e.

MSCI shall not * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * any exchange traded fund listed in * * * * * * * * * * * * * * * * * that is based on * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * ** * * * * * * * * * * * * * * * * * * * * * * * * * ** * on which Licensee * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *. Notwithstanding the foregoing, at any time after * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * that is based on * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *.

ACKNOWLEDGED AND AGREED

LICENSEE: BlackRock Fund Advisors		MSCI Inc.

By	/s/ Manish Mehta	By	/s/ Alex Gil

Name	Manish Mehta	Name	Alex Gil

Title	Managing Director	Title	Executive Director

Date	2/4/2016	Date	Mar 1, 2016

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Information Classification: GENERAL